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                                                                  EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to incorporation by reference in this Registration Statement of OpTel, Inc. on Form S-8 of our reports dated October 6, 1998, appearing in the Annual Report on Form 10-K of OpTel, Inc. for the year ended August 31, 1998.

/s/ DELOITTE & TOUCHE LLP

May 18, 1999
Dallas, Texas